UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

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Nuveen Mortgage Opportunity Term Fund 2

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NUVEEN Investments

NUVEEN ASSET MANAGEMENT | SYMPHONY | NWQ | SANTA BARBARA ASSET MANAGEMENT | Tradewinds GLOBAL INVESTORS | Winslow Capital | GRESHAM

Nuveen Funds Response to ISS Proxy Advisory Services’ Recommendations July 23, 2014

Nuveen Funds Response
• ISS Proxy Advisory Services has recently recommended that shareholders of the following Nuveen Funds withhold votes for members of the Funds’ Audit Committee in connection with the election of Trustees:
•
Nuveen Energy MLP Total Return Fund (JMF)
•
Nuveen Mortgage Opportunity Term Fund (JLS)
•
Nuveen Mortgage Opportunity Term Fund 2 (JMT)
•
Nuveen Investment Funds, Inc. – Nuveen International Select Fund
• ISS Proxy Advisory Services’ recommendation was based on a determination that the
Funds Audit Committee approved an excessive amount of non-audit fees paid to each
Fund’s auditor, which increases the potential for conflicts of interest.
• Nuveen Fund Advisors, LLC (NFAL), each Fund’s investment adviser, respectfully disagrees with that determination and requests that ISS Proxy Advisory Services reconsider its determination.
.
For Internal Use Only.

Nuveen Funds Response, Cont.
• NFAL believes the Audit committee acted appropriately in approving the non-audit related services in question for the following reasons:
•
Each of the four Funds have unique circumstances within the Nuveen Fund complex that require a higher than normal level of non-audit services be performed.
•
PwC is uniquely or more qualified than other firms to perform the non-audit services in question on behalf of the Funds.
•
While the fees paid to PricewaterhouseCoopers (PwC) by each Fund for non-audit services may appear out of proportion, the overall amount of non-audit fees paid to PwC by the Funds is de minimis
compared to the overall audit fees paid by the complex to PwC.
•
The Audit Committee has taken into account PwC’s expertise in the areas requiring additional services and, together with the overall amount of audit-related fees paid to PwC by the
Nuveen Funds complex, has determined that the use of PwC to perform these services was and is in the best interests of each Fund and their shareholders.
•
This determination was made with full disclosure of all facts and in accordance with each
Fund’s Audit Committee Charter and applicable SEC and NYSE rules and regulations.
For Internal Use Only.

Nuveen Energy MLP Total Return Fund (JMF)
• Nuveen Energy MLP Total Return Fund (JMF)
•
The Fund invests primarily in master limited partnerships (MLPs), which pass through active business income to the Fund that is sourced to various states.
•
The Fund has elected to be taxed as a C-Corporation and therefore pays taxes to various states, the amounts of which are determined using a combination of apportionment factors that are not provided by the MLPs or otherwise generally available.
•
One other accounting firm provides tax return preparation services tailored for MLPs.
•
PwC, however, has the overwhelming market share in this area, which allows them direct access to information needed for the apportionment services provided to the Fund, thereby making them uniquely and solely qualified to perform those services.
•
In addition, JMF was the acquiring fund in a fund reorganization and the Fund incurred additional non-audit tax-related expenses associated with the Fund calculating potential loss limitations that are typical in fund reorganizations.
•
Approximately 94% of the non-audit related fees incurred in fiscal year 2013 as reported in the
Fund’s proxy statement were solely attributable to the unique circumstances described above.
•
Based on the foregoing, and a determination that such services would not impair PwC’s independence with respect to the Fund, the Audit Committee approved the use of PwC for such non-audit services.

Nuveen Mortgage Opportunity Term Fund (JLS)
Nuveen Mortgage Opportunity Term Fund 2 (JMT)
• Nuveen Mortgage Opportunity Term Fund (JLS)
• Nuveen Mortgage Opportunity Term Fund 2 (JMT)
•
The Funds invest primarily in mortgage-backed securities (MBS)
•
The tax accretion of discount on MBS that have significant principal repayments differs from financial statement reporting purposes.
•
The Funds engaged PwC’s Financial Modeling group to assist in the calculation of discount accruals on a tax basis and the basis adjustments associated with sales of MBS, both of which are based on factors not readily available.
•
When the Funds were launched in 2009/2010, only one other accounting firm provided the necessary services.
•
The other firm’s modeling contained significant assumptions and estimates compared to modeling performed by PwC’s Financial Modeling group, thereby making PwC uniquely qualified to perform those services.
•
For each Fund, approximately 94% of the non-audit related fees incurred in fiscal year 2013 as reported in the Funds’ proxy statements were solely attributable to the services described above.
•
Based on the foregoing and a determination that such services would not impair PwC’s independence with respect to the Funds, the Audit Committee approved the use of PwC for such non-audit services.

Nuveen International Select Fund
• Nuveen International Select Fund
•
The Fund invests a significant portion of its assets in companies domiciled in the European
Union (EU) which require taxes to be withheld on payments made to the Fund.  Court cases have called into question whether these taxes should apply, necessitating the Fund to retain an outside administrator to assist in a reclaim process for reimbursement of the withheld taxes.
•
NFAL and the Fund’s Audit Committee determined that PwC is a recognized provider of these services at competitive rates.
•
The reclaim process has no impact on the financial statements of the Funds and NFAL management makes the annual determination of which reclaims to file separate and independent of PwC’s input.
•
The Fund is a series of Nuveen Investment Funds, Inc., a Maryland corporation (NIF) that has
28 separate series, each of which constitutes a separate fund.
•
NIF elects directors at the corporate level as opposed to the Fund level.
•
For fiscal year 2013, the non-audit fees paid by the Fund ($38,652) were in small in comparison to the overall fees paid by NIF for audit services ($663,742).  In addition, approximately 75% of the non-audit related fees incurred by the Fund in fiscal year 2013 as reported in the Fund’s proxy statement were solely attributable to the reclaim process described above.
•
Based on the foregoing and a determination that such services would not impair PwC’s independence with respect to the Fund and NIF, the Audit Committee approved the use of PwC for such non-audit services.